UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2004

CENTRAL PACIFIC FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Hawaii	333-104783	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South King Street, Honolulu, Hawaii		96813
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (808) 544-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

In connection with the merger between Central Pacific Financial Corp. (“CPF”) and CB Bancshares, Inc. (“CBBI”) pursuant to an agreement and plan of merger by and between CPF and CBBI, dated as of April 22, 2004, on September 14, 2004, CPF entered into employment agreements, dated as of September 14, 2004, effective as of the close of the merger, with Clint Arnoldus, Ronald K. Migita, Neal K Kanda, Dean K. Hirata, Douglas R. Weld and Denis K. Isono, in each case on terms substantially identical to those set forth in the joint proxy statement-prospectus dated July 20, 2004 filed as part of CPF’s registration statement on Form S-4 (File No. 333-104783), which joint proxy statement-prospectus is incorporated by reference into this Item 1.01 and as Exhibit 99.1 hereto, except that with respect to Messrs. Hirata and Weld, if either Mr. Hirata or Mr. Weld terminates his employment for any reason on or before December 31, 2005, he shall be entitled to receive the payments described in the joint proxy statement-prospectus that he would be entitled to receive if he were terminated by CPF other than for “cause” or he had resigned for “good reason.”

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the merger agreement between CPF and CBBI, effective as of the closing of the merger on September 15, 2004, the following changes and additions were made concerning the principal executive officer, president and principal operating officer and principal financial officer of CPF.  Clint Arnoldus, formerly Chairman of the Board of CPF, President and Chief Executive Officer, will continue as Chief Executive Officer of CPF.  Neal K. Kanda, formerly Vice President and Treasurer of CPF, was appointed President and Chief Operating Officer of CPF.  Dean K. Hirata, formerly Senior Vice President and Chief Financial Officer of CBBI, was appointed Executive Vice President and Chief Financial Officer of CPF.

Prior to his appointment, Neal K. Kanda, 56, was Vice President and Treasurer of CPF (2003-2004); Vice President, Secretary and Treasurer of CPF (2002-2003); Vice President and Treasurer of CPF (1991-2001); Executive Vice President and Chief Financial Officer of Central Pacific Bank (2002-2004); Executive Vice President of Central Pacific Bank (1993-2001). Mr. Kanda is also a director of CPF.  The material terms of Mr. Kanda’s employment agreement are incorporated herein by reference to the joint proxy statement-prospectus filed as part of CPF’s registration statement on Form S-4 (File No. 333-104783), which joint proxy statement-prospectus is incorporated by reference into this Item 5.02 and as Exhibit 99.1 hereto.

Prior to his appointment, Dean K. Hirata, 47, was Senior Vice President and Chief Financial Officer of CBBI (1999-2004); Executive Vice President and Chief Financial Officer of City Bank (2002-2004); Senior Vice President and Chief Financial Officer of CBBI from (1999-2002); Senior Vice President and Chief Financial Officer of International Savings and Loan Association, Limited (1999-2000).  The material terms of Mr. Hirata’s employment agreement are incorporated herein by reference to the joint proxy statement-prospectus filed as part of CPF’s registration statement on Form S-4 (File No. 333-104783), which joint proxy statement-prospectus is incorporated by reference into this Item 5.02 and as Exhibit 99.1 hereto, except to the extent modified by Item 1.01 above.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1.

Joint Proxy Statement-Prospectus, dated July 20, 2004 (incorporated by reference herein from Amendment No. 8 to Central Pacific Financial Corp.’s Registration Statement on Form S-4 (File No. 333-104783)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.

(Registrant)

Date:	September 21, 2004	By:	/s/ Clint Arnoldus
Clint Arnoldus
Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.1

Joint Proxy Statement-Prospectus, dated July 20, 2004 (incorporated by reference herein from Amendment No. 8 to Central Pacific Financial Corp.’s Registration Statement on Form S-4 (File No. 333-104783)).